Exhibit 10.5

ASSET REPRESENTATIONS REVIEW AGREEMENT

among

GM FINANCIAL AUTOMOBILE LEASING TRUST 2022-2,

as Issuer

GM FINANCIAL,

as Servicer

and

CLAYTON FIXED INCOME SERVICES LLC,

as Asset Representations Reviewer

Dated as of March 29, 2022

SCHEDULES

Schedule A     Representations and Warranties and Procedures to be Performed

i

ASSET REPRESENTATIONS REVIEW AGREEMENT dated as of March 29, 2022 (this “Agreement”), among GM FINANCIAL AUTOMOBILE LEASING TRUST 2022-2, a Delaware statutory trust (the “Issuer”), AMERICREDIT FINANCIAL SERVICES, INC., a Delaware corporation (“GM Financial”), in its capacity as Servicer (the “Servicer”) and CLAYTON FIXED INCOME SERVICES LLC, a Delaware limited liability company, as Asset Representations Reviewer (the “Asset Representations Reviewer”).

WHEREAS, in the regular course of its business, GM Financial causes its affiliated titling trust to purchase leased vehicles and to originate lease agreements related to such leased vehicles.

WHEREAS, in connection with a securitization transaction sponsored by GM Financial, GM Financial sold an exchange note backed by the 2022-2 Exchange Note Assets (a designated pool of leased vehicles and associated lease agreements) to GMF Leasing LLC (the “Depositor”) which, in turn, sold that exchange note to the Issuer.

WHEREAS, the Issuer has granted a security interest in the exchange note to the Indenture Trustee, for the benefit of the Issuer Secured Parties, pursuant to the Indenture.

WHEREAS, the Issuer has determined to engage the Asset Representations Reviewer to perform reviews of certain 2022-2 Exchange Note Assets for compliance with the representations and warranties made by GM Financial about such 2022-2 Exchange Note Assets in the 2022-2 Servicing Supplement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties agree as follows.

ARTICLE I

DEFINITIONS

Section 1.1.    Definitions. Capitalized terms that are used but are not otherwise defined in this Agreement have the meanings assigned to them in Appendix 1 of the 2022-2 Exchange Note Supplement, dated as of March 29, 2022, to the Second Amended and Restated Credit and Security Agreement, dated as of January 24, 2018, both by and between ACAR Leasing Ltd., as borrower, GM Financial, as lender and servicer, Computershare Trust Company, N.A., as successor in interest to Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent, and Wells Fargo, as collateral agent.

Section 1.2.    Additional Definitions. The following terms have the meanings given below:

“Asset Review” means the performance by the Asset Representations Reviewer of the testing procedures for each Test and each Asset Review Receivable in accordance with Section 3.4.

“Asset Review Demand Date” means, for an Asset Review, the date when the Indenture Trustee determines that each of (a) the Delinquency Trigger has occurred and (b) the required percentage of Noteholders has voted to direct an Asset Review under Section 7.2(f) of the Indenture.

“Asset Review Fee” has the meaning assigned to such term in Section 4.3(b).

“Asset Review Materials” means, with respect to an Asset Review and an Asset Review Receivable, the documents and other materials for each Test listed under “Documents” in Schedule A.

“Asset Review Notice” means the notice from the Indenture Trustee to the Asset Representations Reviewer and the Servicer directing the Asset Representations Reviewer to perform an Asset Review.

“Asset Review Receivables” means, with respect to any Asset Review, any 2022-2 Exchange Note Asset that is not a Defaulted Lease or a Liquidated Lease and which the related lessee fails to make at least the lesser of (i) 90% of a Monthly Payment or (ii) all but $25 of the Monthly Payment in either case by the related Payment Due Date and, as of the last day of the Collection Period prior to the date the related Asset Review Notice was delivered, remained unpaid for 60 days or more from the Payment Due Date.

“Asset Review Report” means, with respect to any Asset Review, the report of the Asset Representations Reviewer prepared in accordance with Section 3.5.

“Clayton” means Clayton Fixed Income Services LLC.

“Confidential Information” has the meaning assigned to such term in Section 4.8(a).

“Eligible Asset Representations Reviewer” means a Person that (a) is not an Affiliate of GM Financial, the Seller, the Servicer, the Indenture Trustee, the Owner Trustee or any of their Affiliates and (b) was not, and is not an Affiliate of a Person that was, engaged by GM Financial or any Underwriter to perform any due diligence on the Lease Assets prior to the 2022-2 Closing Date.

“Test” has the meaning assigned to such term in Section 3.4(a).

“Test Complete” has the meaning assigned to such term in Section 3.4(c).

“Test Fail” has the meaning assigned to such term in Section 3.4(a).

“Test Pass” has the meaning assigned to such term in Section 3.4(a).

ARTICLE II

ENGAGEMENT OF ASSET REPRESENTATIONS REVIEWER

Section 2.1.    Engagement; Acceptance. The Issuer hereby engages Clayton to act as the Asset Representations Reviewer for the Issuer. Clayton accepts the engagement and agrees to perform the obligations of the Asset Representations Reviewer on the terms stated in this Agreement.

Section 2.2.    Confirmation of Status. The parties confirm that the Asset Representations Reviewer is not responsible for (a) reviewing the Asset Review Receivables for compliance with the representations and warranties under the Program Documents, except as described in this Agreement, or (b) determining whether noncompliance with the representations or warranties constitutes a breach of the Program Documents.

ARTICLE III

ASSET REPRESENTATIONS REVIEW PROCESS

Section 3.1.    Asset Review Notices. Upon receipt of an Asset Review Notice from the Indenture Trustee in the manner set forth in Section 7.2(f) of the Indenture, the Asset Representations Reviewer will start an Asset Review. The Asset Representation Reviewer will have no obligation to start an Asset Review unless and until an Asset Review Notice is received.

Section 3.2.    Identification of Asset Review Receivables. Within ten (10) Business Days of receipt of an Asset Review Notice, the Servicer will deliver to the Asset Representations Reviewer and the Indenture Trustee a list of the related Asset Review Receivables.

Section 3.3.    Asset Review Materials.

(a)    Access to Asset Review Materials. The Servicer will give the Asset Representations Reviewer access to the Asset Review Materials for all of the Asset Review Receivables within sixty (60) days of receipt of the Asset Review Notice in one or more of the following ways: (i) by providing access to the Servicer’s lease asset systems, either remotely or at one of the properties of the Servicer; (ii) by electronic posting to a password-protected website to which the Asset Representations Reviewer has access; (iii) by providing originals or photocopies at one of the properties of the Servicer where the Asset Receivable Files are located; or (iv) in another manner agreed by the Servicer and the Asset Representations Reviewer. The Servicer may redact or remove Non-Public Personal Information (as defined in Section 4.8) from the Asset Review Materials so long as such redaction or removal does not change the meaning or usefulness of the Asset Review Materials for purposes of the Asset Review.

(b)    Missing or Insufficient Asset Review Materials. If any of the Asset Review Materials are missing or insufficient for the Asset Representations Reviewer to perform any Test, the Asset Representations Reviewer will notify the Servicer promptly, and in any event no less than twenty (20) days before completing the Asset Review, and the Servicer will have fifteen (15) days to give the Asset Representations Reviewer access to such missing Asset Review Materials or other documents or information to correct the insufficiency. If the missing or insufficient Asset Review Materials have not been provided by the Servicer within fifteen (15) days, the parties agree that the Asset Review Receivable will have a Test Fail for the related Test(s) and the Test(s) will be considered completed and the Asset Review Report will indicate the reason for the Test Fail.

Section 3.4.    Performance of Asset Reviews.

(a)    Test Procedures. For an Asset Review, the Asset Representations Reviewer will perform for each Asset Review Receivable the procedures listed under “Procedures to be Performed” in Schedule A for each representation and warranty (each, a “Test”), using the Asset

Review Materials listed for each such Test in Schedule A. For each Test and Asset Review Receivable, the Asset Representations Reviewer will determine if the Test has been satisfied (a “Test Pass”) or if the Test has not been satisfied (a “Test Fail”).

(b)    Asset Review Period. The Asset Representations Reviewer will complete the Asset Review of all of the Asset Review Receivables within sixty (60) days of receiving access to the Asset Review Materials under Section 3.3(a). However, if additional Asset Review Materials are provided to the Asset Representations Reviewer in accordance with Section 3.3(b), the Asset Review period will be extended for an additional thirty (30) days.

(c)    Completion of Asset Review for Certain Asset Review Receivables. Following the delivery of the list of the Asset Review Receivables and before the delivery of the Asset Review Report by the Asset Representations Reviewer, the Servicer may notify the Asset Representations Reviewer if an Asset Review Receivable is paid in full by the related Obligor or purchased from the Issuer by GM Financial, the Seller or the Servicer according to the Program Documents. On receipt of any such notice, the Asset Representations Reviewer will immediately terminate all Tests of the related Asset Review Receivables and the Asset Review of such Receivables will be considered complete (a “Test Complete”). In this case, the Asset Review Report will indicate a Test Complete for the related Asset Review Receivables and the related reason.

(d)    Previously Reviewed Receivable. If any Asset Review Receivable was included in a prior Asset Review, then the Asset Representations Reviewer will not perform any Tests on it, but will include the results of the previous Tests in the Asset Review Report for the current Asset Review, unless (i) any representation or warranty about such Asset Review Receivable that would be subject to a Test as part of the Asset Review relates to a date that is after the date on which the prior Asset Review was performed with respect to such Asset Review Receivable or (ii) the Asset Representations Reviewer has provided the Servicer with evidence that reasonably demonstrates that the Asset Representations Reviewer was unable during such prior Asset Review to conduct a review of such Asset Review Receivable in a manner that would have ascertained compliance or non-compliance with a specific representation or warranty.

(e)    Termination of Asset Review. If an Asset Review is in process and the Notes will be paid in full on the next Distribution Date, the Servicer will notify the Asset Representations Reviewer and the Indenture Trustee no less than ten (10) days before that Distribution Date. On receipt of the notice, the Asset Representations Reviewer will terminate the Asset Review immediately and will have no obligation to deliver an Asset Review Report.

Section 3.5.    Asset Review Reports. Within five (5) days of the end of the Asset Review period under Section 3.4(b), the Asset Representations Reviewer will deliver to the Issuer, the Servicer and the Indenture Trustee an Asset Review Report indicating for each Asset Review Receivable whether there was a Test Pass or a Test Fail for each Test, or whether the Asset Review Receivable was a Test Complete and the related reason. The Asset Review Report will contain a summary of the Asset Review results to be included in the Issuer’s Form 10-D report for the Collection Period in which the Asset Review Report is received. The Asset Representations Reviewer will ensure that the Asset Review Report does not contain any Non-Public Personal Information.

Section 3.6.    Asset Review Representatives.

(a)    Servicer Representative. The Servicer will designate one or more representatives who will be available to assist the Asset Representations Reviewer in performing the Asset Review, including responding to requests and answering questions from the Asset Representations Reviewer about access to Asset Review Materials on the Servicer’s receivables systems, obtaining missing or insufficient Asset Review Materials and/or providing clarification of any Asset Review Materials or Tests.

(b)    Asset Representations Reviewer Representative. The Asset Representations Reviewer will designate one or more representatives who will be available to the Issuer and the Servicer during the performance of an Asset Review.

(c)    Questions About Asset Review. The Asset Representations Reviewer will make appropriate personnel available to respond in writing to written questions or requests for clarification of any Asset Review Report from the Indenture Trustee or the Servicer until the earlier of (i) the payment in full of the Notes and (ii) one year after the delivery of the Asset Review Report. The Asset Representations Reviewer will have no obligation to respond to questions or requests for clarification from Noteholders or any other Person and will direct such Persons to submit written questions or requests to the Indenture Trustee.

Section 3.7.    Dispute Resolution. If an Asset Review Receivable that was reviewed by the Asset Representations Reviewer is the subject of a dispute resolution proceeding under Section 2.20 of the 2022-2 Servicing Supplement, the Asset Representations Reviewer will participate in the dispute resolution proceeding on request of a party to the proceeding. The reasonable out-of-pocket expenses of the Asset Representations Reviewer for its participation in any dispute resolution proceeding will be considered expenses of the requesting party for the dispute resolution and will be paid by a party to the dispute resolution as determined by the parties to the dispute resolution in the course of the mediation (in the case of a mediation) or by the arbitrator for the dispute resolution (in the case of an arbitration), in either case according to Section 2.20 of the 2022-2 Servicing Supplement. If not paid by a party to the dispute resolution, the expenses will be reimbursed by the Issuer according to Section 4.3(d).

Section 3.8.    Limitations on Asset Review Obligations.

(a)    Asset Review Process Limitations. The Asset Representations Reviewer will have no obligation:

(i)    to determine whether a Delinquency Trigger has occurred or whether the required percentage of Noteholders has voted to direct an Asset Review under the Indenture, and is entitled to rely on the information in any Asset Review Notice delivered by the Indenture Trustee;

(ii)    to determine which Receivables are subject to an Asset Review, and is entitled to rely on the lists of Asset Review Receivables provided by the Servicer;

(iii)    to obtain or confirm the validity of the Asset Review Materials and no liability for any errors contained in the Asset Review Materials and will be entitled to rely on the accuracy and completeness of the Asset Review Materials;

(iv)    to obtain missing or insufficient Asset Review Materials from any party or any other source;

(v)    to take any action or cause any other party to take any action under any of the Program Documents or otherwise to enforce any remedies against any Person for breaches of representations or warranties about the Asset Review Receivables.

(vi)    to determine the reason for the delinquency of any Asset Review Receivable, the creditworthiness of any Obligor, the overall quality of any Asset Review Receivable or the compliance by the Servicer with its covenants with respect to the servicing of such Asset Review Receivable; or

(vii)     to establish cause, materiality or recourse for any failed Test as described in Section 3.4.

(b)    Testing Procedure Limitations. The Asset Representations Reviewer will only be required to perform the testing procedures listed under “Procedures to be Performed” in Schedule A, and will have no obligation to perform additional procedures on any Asset Review Receivable or to provide any information other than an Asset Review Report indicating for each Asset Review Receivable whether there was a Test Pass or a Test Fail for each Test, or whether the Asset Review Receivable was a Test Complete and the related reason. However, the Asset Representations Reviewer may provide additional information about any Asset Review Receivable that it determines in good faith to be material to the Asset Review.

ARTICLE IV

ASSET REPRESENTATIONS REVIEWER

Section 4.1.    Representations and Warranties.

(a)    Representations and Warranties. The Asset Representations Reviewer represents and warrants to the Issuer as of the date of this Agreement:

(i)    Organization and Qualification. The Asset Representations Reviewer is duly organized and validly existing as a limited liability company in good standing under the laws of Delaware. The Asset Representations Reviewer is qualified as a limited liability company in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its properties or the conduct of its activities requires the qualification, license or approval, unless the failure to obtain the qualifications, licenses or approvals would not reasonably be expected to have a material adverse effect on the Asset Representations Reviewer’s ability to perform its obligations under this Agreement.

(ii)    Power, Authority and Enforceability. The Asset Representations Reviewer has the power and authority to execute, deliver and perform its obligations under this

Agreement. The Asset Representations Reviewer has authorized the execution, delivery and performance of this Agreement. This Agreement is the legal, valid and binding obligation of the Asset Representations Reviewer enforceable against the Asset Representations Reviewer, except as may be limited by insolvency, bankruptcy, reorganization or other laws relating to the enforcement of creditors’ rights or by general equitable principles.

(iii)    No Conflicts and No Violation. The completion of the transactions contemplated by this Agreement and the performance of the Asset Representations Reviewer’s obligations under this Agreement will not (A) conflict with, or be a breach or default under, any indenture, agreement, guarantee or similar agreement or instrument under which the Asset Representations Reviewer is a party, (B) result in the creation or imposition of any Lien on any of the assets of the Asset Representations Reviewer under the terms of any indenture, agreement, guarantee or similar agreement or instrument, (C) violate the organizational documents of the Asset Representations Reviewer or (D) violate any law or, to the Asset Representations Reviewer’s knowledge, any order, rule or regulation that applies to the Asset Representations Reviewer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Asset Representations Reviewer, in each case, which conflict, breach, default, Lien or violation would reasonably be expected to have a material adverse effect on the Asset Representations Reviewer’s ability to perform its obligations under this Agreement.

(iv)    No Proceedings. To the Asset Representations Reviewer’s knowledge, there are no proceedings or investigations pending or threatened in writing before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Asset Representations Reviewer or its properties: (A) asserting the invalidity of this Agreement, (B) seeking to prevent the completion of any of the transactions contemplated by this Agreement or (C) seeking any determination or ruling that would reasonably be expected to have a material adverse effect on the Asset Representations Reviewer’s ability to perform its obligations under, or the validity or enforceability of, this Agreement.

(v)    Eligibility. The Asset Representations Reviewer is an Eligible Asset Representations Reviewer.

(b)    Notice of Breach. Upon (i) the discovery by the Asset Representations Reviewer, the Issuer or the Servicer or (ii) the receipt of written notice by or actual knowledge of a Responsible Officer of the Owner Trustee or the Indenture Trustee, of a material breach of any of the representations and warranties in Section 4.1(a), the party discovering such breach will give prompt notice to the other parties.

Section 4.2.    Covenants. The Asset Representations Reviewer covenants and agrees that:

(a)    Eligibility. It will notify the Issuer and the Servicer promptly if it is not, or on the occurrence of any action that would result in it not being, an Eligible Asset Representations Reviewer.

(b)    Review Systems. It will maintain business process management and/or other systems necessary to ensure that it can perform each Test and, on execution of this Agreement, will load each Test into these systems. The Asset Representations Reviewer will ensure that these systems allow for each Asset Review Receivable and the related Asset Review Materials to be individually tracked and stored as contemplated by this Agreement.

(c)    Personnel. It will maintain adequate staff that is properly trained to conduct Asset Reviews as required by this Agreement. The Asset Representations Reviewer, at its discretion, may utilize the services of third parties, affiliates, and agents (“Agents”) to provide any Asset Review under this Agreement; provided, however, that the Asset Representations Reviewer has entered into confidentiality agreements with such Agents (or such Agents are otherwise bound by confidentiality obligations) the provisions of which are no less protective than those set forth in this Agreement. Any such Agent must be approved by Servicer prior to engaging in any Asset Review under this Agreement. The Asset Representations Reviewer shall be responsible to Servicer for the Asset Reviews provided by its Agents to the same extent as if provided by the Asset Representations Reviewer under this Agreement. Servicer agrees to look solely to the Asset Representations Reviewer and not to any Agent for satisfaction of any claims the Servicer may have arising out of this Agreement or due to the performance or non-performance of Services.

(d)    Changes to Personnel. It will promptly notify Servicer in the event that it undergoes significant management or staffing changes which would negatively impact its ability to fulfill its obligations under this Agreement.

(e)    Maintenance of Asset Review Materials. It will maintain copies of any Asset Review Materials, Asset Review Reports and other documents relating to an Asset Review, including internal correspondence and work papers, for a period of two years after the termination of this Agreement.

Section 4.3.    Fees and Expenses.

(a)    Annual Fee. The Issuer will, or will cause the Servicer to, pay the Asset Representations Reviewer, as compensation for agreeing to act as the Asset Representations Reviewer under this Agreement, an annual fee in the amount of $5,000. The annual fee will be paid on the 2022-2 Closing Date and on each anniversary of the 2022-2 Closing Date until this Agreement is terminated, payable pursuant to the priority of payments in Section 8.3 of the Indenture.

(b)    Asset Review Fee. Following the completion of an Asset Review and the delivery to the Indenture Trustee of the Asset Review Report, or the termination of an Asset Review according to Section 3.4(e), and the delivery to the Servicer of a detailed invoice, the Asset Representations Reviewer will be entitled to a fee of up to $250 for each Asset Review Receivable for which the Asset Review was started (the “Asset Review Fee”). However, no Asset Review Fee will be charged for any Asset Review Receivable which was included in a prior Asset Review or for which no Tests were completed prior to the Asset Representations Reviewer being notified of a termination of the Asset Review according to Section 3.4(e). If the detailed invoice is submitted on or before the first day of a month, the Asset Review Fee will be paid by the Issuer pursuant to the priority of payments in Section 8.3 of the Indenture starting on or before the Distribution Date in that month. However, if an Asset Review is terminated according to Section 3.4(e), the Asset Representations Reviewer must submit its invoice for the Asset Review Fee for the terminated Asset Review no later than five (5) Business Days before the final Distribution Date in order to be reimbursed no later than the final Distribution Date. To the extent that such amounts were not previously paid by the Servicer or any other party, upon receipt of a detailed invoice, the Asset Representations Reviewer shall be entitled to payment by the Servicer of incurred but otherwise unpaid Asset Review Fees.

(c)    Reimbursement of Travel Expenses. If the Servicer provides access to the Asset Review Materials at one of its properties, the Issuer will, or will cause the Servicer to, reimburse the Asset Representations Reviewer for its reasonable travel expenses incurred in connection with the Asset Review upon receipt of a detailed invoice, payable pursuant to the priority of payments in Section 8.3 of the Indenture.    To the extent that such amounts were not previously paid by the Servicer or any other party, upon receipt of a detailed invoice, the Asset Representations Reviewer shall be entitled to payment by the Servicer of incurred but otherwise unpaid travel expenses.

(d)    Dispute Resolution Expenses. If the Asset Representations Reviewer participates in a dispute resolution proceeding under Section 3.7 and its reasonable out-of-pocket expenses it incurs in participating in the proceeding are not paid by a party to the dispute resolution within ninety (90) days of the end of the proceeding, the Issuer will reimburse the Asset Representations Reviewer for such expenses upon receipt of a detailed invoice, payable pursuant to the priority of payments in Section 8.3 of the Indenture.    To the extent that such amounts were not previously paid by the Servicer or any other party, upon receipt of a detailed invoice, the Asset Representations Reviewer shall be entitled to payment by the Servicer of incurred but otherwise unpaid expenses.

Section 4.4.    Limitation on Liability. The Asset Representations Reviewer will not be liable to any person for any action taken, or not taken, in good faith under this Agreement or for errors in judgment. However, the Asset Representations Reviewer will be liable for its willful misconduct, bad faith or negligence in performing its obligations under this Agreement. In no event shall either party be liable to the other party for any incidental, special, indirect, punitive, exemplary or consequential damages.

Section 4.5.    Indemnification

(a)    Indemnification by Asset Representations Reviewer. The Asset Representations Reviewer will indemnify each of the Issuer, the Seller, the Servicer, the Owner Trustee, the Collateral Agent and the Indenture Trustee (both in its individual capacity and in its capacity as Indenture Trustee on behalf of the Noteholders) and their respective directors, officers, employees and agents for all costs, expenses, losses, damages and liabilities resulting from (i) the willful misconduct, fraud, bad faith or negligence of the Asset Representations Reviewer in performing its obligations under this Agreement (ii) the Asset Representations Reviewer’s breach of any of its representations or warranties or other obligations under this Agreement (iii) its breach of confidentiality obligations or (iv) any third party intellectual property claim. The Asset Representations Reviewer’s obligations under this Section 4.5 will survive the termination of this

Agreement, the termination of the Issuer and the resignation or removal of the Asset Representations Reviewer.

(b)    Indemnification of Asset Representations Reviewer. The Issuer will, or will cause the Servicer to, indemnify the Asset Representations Reviewer and its officers, directors, employees and agents, for all costs, expenses, losses, damages and liabilities resulting from the performance of its obligations under this Agreement (including the costs and expenses of defending itself against any loss, damage or liability), but excluding any cost, expense, loss, damage or liability resulting from (i) the Asset Representations Reviewer’s willful misconduct, bad faith or negligence or (ii) the Asset Representations Reviewer’s breach of any of its representations or warranties in this Agreement. The Issuer acknowledges and agrees that its obligation to indemnify the Asset Representations Reviewer in accordance with this Agreement shall survive termination of this Agreement. To the extent that such indemnities owed to the Asset Representations Reviewer were not previously paid by the Servicer or any other party, upon receipt of a detailed invoice, the Asset Representations Reviewer shall be entitled to payment by the Servicer of such incurred but otherwise unpaid indemnities.

Section 4.6.    Right to Audit. During the term of this Agreement and not more than once per year (unless circumstances warrant additional audits as described below), Servicer may audit the Asset Representations Reviewer’s policies, procedures and records that relate to the performance of the Asset Representation Reviewer under this Agreement to ensure compliance with this Agreement upon at least 10 business days’ notice. Notwithstanding the foregoing, the parties agree that Servicer may conduct an audit at any time, in the event of (i) audits required by Servicer’s governmental or regulatory authorities, (ii) investigations of claims of misappropriation, fraud, or business irregularities of a potentially criminal nature, or (iii) Servicer reasonably believes that an audit is necessary to address a material operational problem or issue that poses a threat to Servicer’s business.

Section 4.7.    Delegation of Obligations. Subject to the terms of Section 4.2(c) of this Agreement, the Asset Representations Reviewer may not delegate or subcontract its obligations under this Agreement to any Person without the consent of the Issuer and the Servicer.

Section 4.8.    Confidential Information.

(a)    Definitions.

(i)    In performing its obligations pursuant to this Agreement, the parties may have access to and receive disclosure of certain Confidential Information about or belonging to the other, including but not limited to marketing philosophy, strategies (including tax mitigation strategies), techniques, and objectives; advertising and promotional copy; competitive advantages and disadvantages; financial results; technological developments; loan evaluation programs; customer lists; account information, profiles, demographics and Non-Public Personal Information (defined below); credit scoring criteria, formulas and programs; research and development efforts; any investor, financial, commercial, technical or scientific information (including, but not limited to, patents, copyrights, trademarks, service marks, trade names and dress, and applications relating to same, trade secrets, software, code, inventions, know-how and similar information) and any and all other business information (hereinafter “Confidential Information”).

(ii)    “Non-Public Personal Information” shall include all Personally Identifiable Financial Information in any list, description or other grouping of consumers/customers, and publicly available information pertaining to them, that is derived using any Personally Identifiable Financial Information that is not publicly available, and shall further include all Non-Public Personal Information as defined by Federal regulations implementing the Gramm-Leach-Bliley Act, as amended from time to time, and any state statues or regulations governing this agreement.

(iii)    “Personally Identifiable Financial Information” means any information a consumer provides to a party in order to obtain a financial product or service, any information a party otherwise obtains about a consumer in connection with providing a financial product or service to that consumer, and any information about a consumer resulting from any transaction involving a financial product or service between a party and a consumer. Personally Identifiable Financial Information may include, without limitation, a consumer’s first and last name, physical address, zip code, e-mail address, phone number, Social Security number, birth date, account number and any information that identifies, or when tied to the above information may identify, a consumer.

(b)    Use of Confidential Information. The parties agree that during the term of this Agreement and thereafter, Confidential Information is to be used solely in connection with satisfying their obligations pursuant to this Agreement, and that a party shall neither disclose Confidential Information to any third party, nor use Confidential Information for its own benefit, except as may be necessary to perform its obligations pursuant to this Agreement or as expressly authorized in writing by the other party, as the case may be.

Neither party shall disclose any Confidential Information to any other persons or entities, except on a “need to know” basis and then only: (i) to their own employees and Agents (as defined below); (ii) to their own accountants and legal representatives, provided that any such representatives shall be subject to subsection(iv) below; (iii) to their own affiliates, provided that such affiliates shall be restricted in use and redisclosure of the Confidential Information to the same extent as the parties hereto. “Agents”, for purposes of this Section, mean each of the parties’ advisors, directors, officers, employees, contractors, consultants affiliated entities (i.e., an entity controlling, controlled by, or under common control with a party), or other agents. If and to the extent any Agent of the recipient receive Confidential Information, such recipient party shall be responsible for such Agent’s full compliance with the terms and conditions of this Agreement and shall be liable for any such Agent’s non-compliance.

(c)    Compelled Disclosure. If a subpoena or other legal process seeking Confidential Information is served upon either party, such party will, to the extent not prohibited by law, rule or order, notify the other immediately and, to the maximum extent practicable prior to disclosure of any Confidential Information, will, at the other’s request and reasonable expense, cooperate in any lawful effort to contest the legal validity of such subpoena or other legal process. The restrictions set forth herein shall apply during the term and after the termination of this Agreement. All Confidential Information furnished to the Asset Representations Reviewer or

Servicer, as the case may be, or to which the Asset Representations Reviewer or Servicer gains access in connection with this Agreement, is the respective exclusive property of the disclosing party.

(d)    Use by Agents, Employees, Subcontractors. The parties shall take reasonable measures to prevent its Agents, employees and subcontractors from using or disclosing any Confidential Information, except as may be necessary for each party to perform its obligations pursuant to this Agreement. Such measures shall include, but not be limited to, (i) education of such Agents, employees and subcontractors as to the confidential nature of the Confidential Information; and (ii) securing a written acknowledgment and agreement from such Agents, employees and subcontractors that the Confidential Information shall be handled only in accordance with provisions no less restrictive than those contained in this Agreement. This provision shall survive termination of this Agreement.

(e)    Remedies. The parties agree and acknowledge that in order to prevent the unauthorized use or disclosure of Confidential Information, it may be necessary for a party to seek injunctive or other equitable relief, and that money damages may not constitute adequate relief, standing alone, in the event of actual or threatened disclosure of Confidential Information. In addition, the harmed party shall be entitled to all other remedies available at law or equity including injunctive relief.

(f)    Exceptions. Confidential Information shall not include, and this Agreement imposes no obligations with respect to, information that:

(i)    is or becomes part of the public domain other than by disclosure by a Party or its Agents in violation of this Agreement;

(ii)    was disclosed to a Party prior to the Effective Date without a duty of confidentiality;

(iii)    is independently developed by a Party outside of this Agreement and without reference to or reliance on any Confidential Information of the other Party; or

(iv)    was obtained from a third party not known after reasonable inquiry to be under a duty of confidentiality.

The foregoing exceptions shall not apply to any Non-Public Personal Information or Personally Identifiable Financial Information, which shall remain confidential in all circumstances, except as required or permitted to be disclosed by applicable law, statute, or regulation.

(g)    Return of Confidential Information. Subject to Section 4.2(e) of this Agreement, upon the request of a party, the other party shall return all Confidential Information to the other; provided, however, (i) each party shall be permitted to retain copies of the other party’s Confidential Information solely for archival, audit, disaster recovery, legal and/or regulatory purposes, and (ii) neither party will be required to search archived electronic back-up files of its computer systems for the other party’s Confidential Information in order to purge the other party’s Confidential Information from its archived files; provided further, that any Confidential

Information so retained will (x) remain subject to the obligations and restrictions contained in this Agreement, (y) will be maintained in accordance with the retaining party’s document retention policies and procedures, and (z) the retaining party will not use the retained Confidential Information for any other purpose.

Section 4.9.    Security and Safeguarding Information

(a)    Confidential Information that contains Non-Public Personal Information about customers is subject to the protections created by the Gramm-Leach-Bliley Act of 1999 (the “Act”) and under the standards for safeguarding Confidential Information, 16 CFR Part 314 (2002) adopted by Federal Trade Commission (“FTC”) (the “Safeguards Rule”). Additionally, state specific laws may regulate how certain confidential or personal information is safeguarded. The parties agree with respect to the Non-Public Personal Information to take all appropriate measures in accordance with the Act, and any state specific laws, as are necessary to protect the security of the Non-Public Personal Information and to specifically assure there is no disclosure of the Non-Public Personal Information other than as authorized under the Act, and any state specific laws, and this Agreement.

With respect to Confidential Information, including Non-Public Personal Information and Personally Identifiable Financial Information as applicable, each of the parties agrees that:

(i)    It will use commercially reasonable efforts to safeguard and protect the confidentiality of any Confidential Information and agrees, warrants, and represents that it has or will implement and maintain appropriate safeguards designed to safeguard and protect the confidentiality of any Confidential Information.

(ii)    It will not disclose or use Confidential Information provided except for the purposes as set in the Agreement, including as permitted under the Act and its implementing regulations, or other applicable law.

(iii)    It acknowledges that the providing party is required by the Safeguards Rule to take reasonable steps to assure itself that its service providers maintain sufficient procedures to detect and respond to security breaches, and maintain reasonable procedures to discover and respond to widely-known security failures by its service providers. It agrees to furnish to the providing party that appropriate documentation to provide such assurance.

(iv)    It understands that the FTC may, from time to time, issue amendments to and interpretations of its regulations implementing the provisions of the Act, and that pursuant to its regulations, either or both of the parties hereto may be required to modify their policies and procedures regarding the collection, use, protection, and/or dissemination of Non-Public Personal Information. Additionally, states may issue amendments to and interpretations of existing regulations, or may issue new regulations, which both of the parties hereto may be required to modify their policies and procedures. To the extent such regulations are so amended or interpreted, each party hereto agrees to use reasonable efforts to adjust the Agreement in order to comply with any such new requirements.

(v)    By the signing of this Agreement, each party certifies that it has a written, comprehensive information security program that is in compliance with federal and state laws that are applicable to its respective organization and the types of Confidential Information it receives.

(b)    The Asset Representations Reviewer represents and warrants that it has, and will continue to have, adequate administrative, technical, and physical safeguards designed to (i) protect the security, confidentiality and integrity of Non-Public Personal Information, (ii) ensure against anticipated threats or hazards to the security or integrity of Non-Public Personal Information, (iii) protect against unauthorized access to or use of Non-Public Personal Information and (iv) otherwise comply with its obligations under this Agreement. These safeguards include a written data security plan, employee training, information access controls, restricted disclosures, systems protections (e.g., intrusion protection, data storage protection and data transmission protection) and physical security measures.

(c)     Asset Representations Reviewer will promptly notify Servicer in the event it becomes aware of any unauthorized or suspected acquisition of data or Confidential Information that compromises the security, confidentiality or integrity of Servicer’s Confidential Information, whether internal or external. The disclosure will include the date and time of the breach along with specific information compromised along with the monitoring logs, to the extent then known. The Asset Representations Reviewer will use commercially reasonable efforts to take remedial action to resolve such breach.

(d)    The Asset Representations Reviewer will cooperate with and provide information to the Issuer and the Servicer regarding the Asset Representations Reviewer’s compliance with this Section 4.9.

ARTICLE V.

RESIGNATION AND REMOVAL

Section 5.1.    Resignation and Removal of Asset Representations Reviewer.

(a)    Resignation of Asset Representations Reviewer. The Asset Representations Reviewer may not resign as Asset Representations Reviewer, except:

(i)    upon determination that (A) the performance of its obligations under this Agreement is no longer permitted under applicable law, (B) there is no reasonable action that it could take to make the performance of its obligations under this Agreement permitted under applicable law and (C) it ceases to be an Eligible Asset Representations Reviewer; or

(ii)    with the consent of the Issuer.

The Asset Representations Reviewer will give the Issuer and the Servicer sixty (60) days’ prior notice of its resignation. Any determination permitting the resignation of the Asset Representations Reviewer under subsection (i) above must be evidenced by an Opinion of Counsel delivered to the Issuer, the Servicer, the Owner Trustee, the Collateral Agent and the Indenture Trustee. No resignation of the Asset Representations Reviewer will become effective until a successor Asset Representations Reviewer is in place.

(b)    Removal of Asset Representations Reviewer. The Issuer may remove the Asset Representations Reviewer and terminate all of its rights and obligations (other than as provided in Section 4.6) under this Agreement (i) if the Asset Representations Reviewer ceases to be an Eligible Asset Representations Reviewer, (ii) on a breach of any of the representations, warranties, covenants or obligations of the Asset Representations Reviewer contained in this Agreement and (iii) on the occurrence of an Insolvency Event with respect to the Asset Representations Reviewer, by notifying the Asset Representations Reviewer, the Indenture Trustee and the Servicer of the removal.

(c)    Effectiveness of Resignation or Removal. No resignation or removal of the Asset Representations Reviewer will become effective until a successor Asset Representations Reviewer is in place. The predecessor Asset Representations Reviewer will continue to perform its obligations under this agreement until a successor asset Representations Reviewer is in place.

Section 5.2.    Engagement of Successor.

(a)    Successor Asset Representations Reviewer. Following the resignation or removal of the Asset Representations Reviewer under Section 5.1, the Issuer will engage as the successor Asset Representations Reviewer a Person that is an Eligible Asset Representations Reviewer. The successor Asset Representations Reviewer will accept its engagement or appointment by executing and delivering to the Issuer and the Servicer an agreement to assume the Asset Representations Reviewer’s obligations under this Agreement or entering into a new Asset Representations Review Agreement with the Issuer that is on substantially the same terms as this Agreement.

(b)    Transition and Expenses. The predecessor Asset Representations Reviewer will cooperate with the successor Asset Representations Reviewer engaged by the Issuer in effecting the transition of the Asset Representations Reviewer’s obligations and rights under this Agreement. The predecessor Asset Representations Reviewer will pay the reasonable expenses of the successor Asset Representations Reviewer in transitioning the Asset Representations Reviewer’s obligations under this Agreement and preparing the successor Asset Representations Reviewer to take on the obligations on receipt of an invoice with reasonable detail of the expenses from the successor Asset Representations Reviewer.

Section 5.3.    Merger, Consolidation or Succession. Any Person (a) into which the Asset Representations Reviewer is merged or consolidated, (b) resulting from any merger or consolidation to which the Asset Representations Reviewer is a party, (c) which acquires substantially all of the assets of the Asset Representations Reviewer, or (d) succeeding to the business of the Asset Representations Reviewer, which Person is an Eligible Asset Representations Reviewer, will be the successor to the Asset Representations Reviewer under this Agreement. Such Person will execute and deliver to the Issuer and the Servicer an agreement to assume the Asset Representations Reviewer’s obligations under this Agreement (unless the assumption happens by operation of law). No such transaction will be deemed to release the Asset Representations Reviewer from its obligations under this Agreement.

ARTICLE VI

OTHER AGREEMENTS

Section 6.1.    Independence of Asset Representations Reviewer. The Asset Representations Reviewer will be an independent contractor and will not be subject to the supervision of the Issuer, the Indenture Trustee or the Owner Trustee for the manner in which it accomplishes the performance of its obligations under this Agreement. Unless expressly authorized by the Issuer and, with respect to the Owner Trustee, the Owner Trustee, the Asset Representations Reviewer will have no authority to act for or represent the Issuer, the Indenture Trustee or the Owner Trustee and will not be considered an agent of the Issuer, the Indenture Trustee or the Owner Trustee. Nothing in this Agreement will make the Asset Representations Reviewer and any of the Issuer, the Indenture Trustee or the Owner Trustee members of any partnership, joint venture or other separate entity or impose any liability as such on any of them.

Section 6.2.    No Petition. Each of the Servicer and the Asset Representations Reviewer, by entering into this Agreement, and the Owner Trustee and the Indenture Trustee, by accepting the benefits of this Agreement, agrees that, before the date that is one year and one day (or, if longer, any applicable preference period) after payment in full of (a) all securities issued by the Seller or by a trust for which the Seller was a Seller or (b) the Notes, it will not start or pursue against, or join any other Person in starting or pursuing against, the Seller or the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any bankruptcy or similar law. This Section 6.2 will survive the termination of this Agreement.

Section 6.3.    Limitation of Liability of Owner Trustee. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, covenants, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the issuer, (iii) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (iv) Wilmington Trust Company has made no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Agreement and (v) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligations, duty (including fiduciary duty, if any), representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents.

Section 6.4.    Termination of Agreement. This Agreement will terminate, except for the obligations under Section 4.6, on the earlier of (a) the payment in full of all outstanding Notes and the satisfaction and discharge of the Indenture and (b) the termination of the Issuer.

ARTICLE VII

MISCELLANEOUS PROVISIONS

Section 7.1.    Amendments.

(a)    The parties may amend this Agreement:

(i)    without the consent of the Noteholders, to clarify an ambiguity or to correct or supplement any term of this Agreement that may be defective or inconsistent with the other terms of this Agreement or to provide for, or facilitate the acceptance of this Agreement by, a successor Asset Representations Reviewer;

(ii)    without the consent of the Noteholders, if the Servicer delivers an Officer’s Certificate to the Issuer, the Owner Trustee, the Collateral Agent and the Indenture Trustee stating that the amendment will not have a material adverse effect on the Notes; or

(iii)    with the consent of the Noteholders of a majority of the Note Balance of each Class of Notes materially and adversely affected by the amendment (with each affected Class voting separately, except that all Noteholders of Class A Notes will vote together as a single class).

(b)    Notice of Amendments. The Servicer will give prior notice of any amendment to the Rating Agencies. Promptly after the execution of an amendment, the Servicer will deliver a copy of the amendment to the Rating Agencies.

Section 7.2.    Assignment; Benefit of Agreement; Third Party Beneficiaries.

(a)    Assignment. Except as stated in Section 5.3, this Agreement may not be assigned by the Asset Representations Reviewer without the consent of the Issuer and the Servicer.

(b)    Benefit of the Agreement; Third-Party Beneficiaries. This Agreement is for the benefit of and will be binding on the parties to this Agreement and their permitted successors and assigns. The Owner Trustee and the Indenture Trustee (both in its individual capacity and in its capacity as Indenture Trustee), for the benefit of the Noteholders, will be third-party beneficiaries of this Agreement entitled to enforce this Agreement against the Asset Representations Reviewer and the Servicer. No other Person will have any right or obligation under this Agreement.

Section 7.3.    Notices.

(a)    Delivery of Notices. All notices, requests, demands, consents, waivers or other communications to or from the parties to this Agreement must be in writing and will be considered given:

(i)    on delivery or, for a letter mailed by registered first class mail, postage prepaid, three (3) days after deposit in the mail;

(ii)    for a fax, when receipt is confirmed by telephone, reply email or reply fax from the recipient;

(iii)    for an email, when receipt is confirmed by telephone or reply email from the recipient; and

(iv)    for an electronic posting to a password-protected website to which the recipient has access, on delivery (without the requirement of confirmation of receipt) of an email to that recipient stating that the electronic posting has occurred.

(b)    Notice Addresses. Any notice, request, demand, consent, waiver or other communication will be delivered or addressed as follows: via electronic mail to ARRNotices@clayton.com, and to Clayton Fixed Income Services LLC, 2638 South Falkenburg Road, Riverview, Florida 33578, Attn: SVP, with a copy to Covius Services, LLC, 720 S. Colorado Blvd., Suite 200, Glendale, CO 80246, Attn: Legal Department, or at any another address as the related party may designate by notice to the other parties hereto.

Section 7.4.    GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THIS AGREEMENT AND ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY TO THIS AGREEMENT SHALL BE, GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 7.5.    Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally:

(a)    submits for itself and, as applicable, its property, in any legal action relating to this Agreement, the Program Documents or any other documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(b)    consents that any such action may be brought in such courts and waives any objection that it may now or hereafter have to the venue of such action in any such court or that such action was brought in an inconvenient court and agrees not to plead or claim the same; and

(c)    waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement, the Program Documents or the transactions contemplated hereby.

Section 7.6.    No Waiver; Remedies. No party’s failure or delay in exercising any power, right or remedy under this Agreement will operate as a waiver. No single or partial exercise of any power, right or remedy will preclude any other or further exercise of the power, right or remedy or the exercise of any other power, right or remedy. The powers, rights and remedies under this Agreement are in addition to any powers, rights and remedies under law.

Section 7.7.    Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 7.8.    Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 7.9.    Counterparts and Consent to Do Business Electronically. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, but together they shall constitute one and the same instrument. Facsimile and .pdf signatures shall be deemed valid and binding to the same extent as the original and the parties affirmatively consent to the use thereof, with no such consent having been withdrawn. Each party agrees that this Agreement and any documents to be delivered in connection with this Agreement may be executed by means of an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, in each case to the extent applicable. Any electronic signatures appearing on this Agreement and such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any electronic signature or faxed, scanned, or photocopied manual signature of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

GM FINANCIAL AUTOMOBILE LEASING TRUST 2022-2

By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee on behalf of the Trust.

By:
Name:
Title:

AMERICREDIT FINANCIAL SERVICES, INC. d/b/a GM FINANCIAL, as Servicer

By:
Name:
Title:

CLAYTON FIXED INCOME SERVICES LLC, as Asset Representations Reviewer

By:
Name:
Title:

[Signature Page to Asset Representations Review Agreement]

Schedule A

Representation

1.        Origination. The 2022-2 Lease Agreement (a) was originated in the United States by the Titling Trust or a Dealer in the ordinary course of business and in accordance with GM Financial’s underwriting guidelines for lease agreements, and, in the case of a 2022-2 Lease Agreement originated by a Dealer, pursuant to a Dealer Agreement which allows for recourse to the Dealer in the event of certain defects in the 2022-2 Lease Agreement (but not for a default by the related Lessee), and (b) was not originated under a master lease contract.

Documents

Lease Documents

Procedures to be Performed

i.	Confirm the Lease Agreement lists the Titling Trust or an approved Dealer as the Lessor
ii.	If the Lessor is listed as a Dealer, confirm the Dealer name on the Lease Agreement matches the Dealer name on the Dealer Agreement
iii.	If the Lessor is listed as a Dealer, confirm the Dealer Agreement allows for recourse to the Dealer in the event of certain defects in the Lease Agreement
iv.	Confirm the Lease Agreement was not originated under a master lease contract
v.	If Steps (i) through (iv) are confirmed, then Test Pass

Schedule A-1

Representation

2.    Good Title. The Titling Trust has good title, or the Servicer has commenced procedures that will result in good title, to each 2022-2 Lease Agreement and each 2022-2 Leased Vehicle, free and clear of any Liens (other than the Liens in favor of the Collateral Agent granted in accordance with the Credit and Security Agreement); and the Collateral Agent has a security interest in each 2022-2 Lease Agreement and the related 2022-2 Leased Vehicle which was validly created and is a perfected, first priority security interest, and is noted as lienholder on the related Certificate of Title.

Documents

Lease Documents

Procedures to be Performed

i.	Confirm the Certificate of Title or Application for Certificate of Title lists the Titling Trust as the titleholder of the Leased Vehicle
ii.	Confirm the Vehicle Identification Number (VIN) listed on the title documents matches the VIN number on the Lease Agreement
iii.	Confirm there is no evidence of any lien that would take priority over the Collateral Agent’s security interest
iv.	Confirm the Collateral Agent is listed on the Title Documents as the first priority lienholder
v.	If Steps (i) through (iv) are confirmed, then Test Pass

Schedule A-2

Representation

3.    Compliance with Law. Each 2022-2 Lease Agreement complied in all material respects at the time it was originated, and as of the date of the 2022-2 Servicing Supplement will comply in all material respects, with all requirements of federal, State and local laws.

Documents

Lease Documents

Procedures to be Performed

i.	Confirm the following sections are present on the contract and filled out:
a.	Name and address of Lessor
b.	Name and address of Lessee
c.	Vehicle Description
d.	Amount Due at Lease Signing
e.	Amount of Monthly Payment
f.	Number of Monthly Payments
g.	Other Charges
h.	Total of Payments
ii.	Confirm there is an itemization of the Amount Due at Lease Signing.
iii.	Confirm there is an itemization of the Monthly Payment
iv.	Confirm the following disclosures are included in the contract:
a.	Early Termination
b.	Excessive Wear
c.	Purchase Option
d.	Insurance Requirements
e.	Late Charges
v.	If Steps (i) through (iv) are confirmed, then Test Pass

Schedule A-3

Representation

4.    Necessary Licenses and Approvals. All material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by the originator of such 2022-2 Lease Agreement in connection with (a) the origination or acquisition of such 2022-2 Lease Agreement, (b) the execution, delivery and performance of such 2022-2 Lease Agreement by the Titling Trust, and (c) the acquisition of such 2022-2 Lease Agreement and the related 2022-2 Leased Vehicle by the Titling Trust, were duly obtained, effected or given and were in full force and effect as of such date of origination or acquisition.

Documents

Lease Documents

Dealer Agreement

Procedures to be Performed

i.	If the Lease Agreement was originated by GM Financial, review the Lease Documents and confirm GM Financial had all necessary licenses and permits as required by the state in which it was originated
ii.

If the Lease Agreement was originated by a Dealer, confirm the Dealer Agreement contains language confirming the dealer was required to have all necessary licenses and permits and there was no evidence to the contrary.

iii.	If Steps (i) and (ii) are confirmed, then Test Pass

Schedule A-4

Representation

5.    Binding Obligation. The 2022-2 Lease Agreement and all related Lease Documents were fully and properly executed by the parties thereto and such 2022-2 Lease Agreement represents the legal, valid and binding full-recourse payment obligation of the related Lessee, enforceable against such Lessee in accordance with its terms, except as enforceability is subject to or limited by bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium and other similar laws affecting the enforcement of creditors’ rights in general or principles of equity (whether considered in a suit at law or in equity).

Documents

Lease Documents

Procedures to be Performed

i.	Confirm the Lessee, Co-lessee and Lessor have signed the Lease Agreement
ii.	If confirmed, then Test Pass

Schedule A-5

Representation

6.    No Defenses. The 2022-2 Lease Agreement is not subject, to the best of the Seller’s and Servicer’s knowledge, any right of rescission, cancellation, setoff, claim, counterclaim or any other defense (including defenses arising out of violations of usury laws) of the related Lessee to payment of the amounts due thereunder, and no such right of rescission, cancellation, set-off, claim, counterclaim or any other defense (including defenses arising out of violations of usury laws) has been asserted or threatened.

Documents

Lease Documents

Procedures to be Performed

i.	Confirm there is no indication the Lease Agreement is subject to any right or threat of rescission, cancellation, setoff, claim, counterclaim or other defense
ii.	If confirmed, then Test Pass

Schedule A-6

Representation

7.    Satisfaction of Obligations. Each of GM Financial, the Titling Trust and, to the best of the Seller’s and Servicer’s knowledge, the Dealer which originated the 2022-2 Lease Agreement, if any, has satisfied all respective obligations required to be fulfilled on its part with respect to such 2022-2 Lease Agreement and the related 2022-2 Leased Vehicle.

Documents

Lease Documents

Procedures to be Performed

i.	Confirm the Lease Agreement contains a Truth in Lending statement
ii.	If confirmed, then Test Pass

Schedule A-7

Representation

8.    U.S. Dollars. The 2022-2 Lease Agreement is payable solely in Dollars in the United States.

Documents

Lease Documents

Procedures to be Performed

i.	Confirm all dollar amounts within the Lease Agreement are denominated in US Dollars
ii.	If confirmed, then Test Pass

Schedule A-8

Representation

9.    No Government Obligors. The related Lessee is a Person other than GM Financial, any Affiliate or employee thereof or a Governmental Authority and at the time of origination of the 2022-2 Lease Agreement, based on information provided by the Lessee, the Lessee is located in and has a billing address within the United States.

Documents

Lease Documents

Procedures to be Performed

i.	Confirm the Lessee is not GM Financial
ii.	Confirm the Lessee is not a Governmental Authority as of the origination of the Lease Agreement
iii.	Confirm the Lease Agreement reports the Lessee’s billing address within the United States
iv.	If Steps (i) through (iii) are confirmed, then Test Pass

Schedule A-9

Representation

10.    No Bankrupt Lessees. As of the Cutoff Date, the related Lessee has not been identified on the records of GM Financial as being the subject of a current bankruptcy proceeding.

Documents

Data Tape

Procedures to be Performed

i.	Review the data tape and confirm the Lessee is not involved in active bankruptcy proceeding as of the Cutoff Date
ii.	If confirmed, then Test Pass

Schedule A-10

Representation

11.    Insurance. The 2022-2 Lease Agreement requires the Lessee thereunder to maintain (a) physical damage and liability insurance covering the related 2022-2 Leased Vehicle, and (b) insurance against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage.

Documents

Lease Documents

Procedures to be Performed

i.	Confirm the Lease Agreement contains language requiring the Lessee to maintain physical damage and liability insurance on the vehicle
ii.

Confirm the Lease Agreement contains language requiring the Lessee to obtain insurance against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage

iii.	If Steps (i) and (ii) are confirmed, then Test Pass

Schedule A-11

Representation

12.    Security Interest in Leased Vehicle. The related 2022-2 Leased Vehicle is titled in the name of a Titling Trust Permissible Name and the Collateral Agent is listed as the recorded lienholder or recorded holder of a security interest in such 2022-2 Leased Vehicle, or the Servicer has commenced procedures that will result in such 2022-2 Leased Vehicle being titled in the name of a Titling Trust Permissible Name and the Collateral Agent being listed as recorded lienholder or recorded holder of a security interest in such 2022-2 Leased Vehicle.

Documents

Lease Documents

Procedures to be Performed

i.	Confirm the Certificate of Title or Application for Certificate of Title lists the Titling Trust as the titleholder of the Leased Vehicle
ii.	Confirm the Vehicle Identification Number (VIN) listed on the title documents matches the VIN number on the Lease Agreement
iii.	Confirm the Collateral Agent is listed on the Title Documents as the first priority lienholder
iv.	If Steps (i) through (iii) are confirmed, then Test Pass

Schedule A-12

Representation

13.    Simple Interest. The 2022-2 Lease Agreement is a closed-end lease that provides for equal monthly payments by the Lessee, which scheduled payments, if made when due, fully amortize the net capitalized cost of such 2022-2 Lease Agreement to the Booked Residual Value by the end of the Lease Term, based on the related APR.

Documents

Lease Documents

Procedures to be Performed

i.	Confirm the monthly payment reported on the Lease Agreement are level
ii.	Confirm the product of the number of payments and the amount of the payments fully amortizes the net capitalized cost
iii.	If Steps (i) and (ii) are confirmed, then Test Pass

Schedule A-13

Representation

14.    Lawful Assignment. The 2022-2 Lease Agreement is fully assignable by the Lessor and does not require the consent of the related Lessee or any other Person as a condition to any transfer, sale, assignment or granting of a security interest of the rights thereunder to or by the Titling Trust.

Documents

Lease Documents

Procedures to be Performed

i.	Confirm the Lease Agreement contains disclosures that grant the Lessor the ability to fully assign its interests without the consent of the related Lessee or any other Person
ii.	If confirmed, then Test Pass

Schedule A-14

Representation

15.      No Material Amendments or Modifications. The 2022-2 Lease Agreement has not been modified in any way except in accordance with the Customary Servicing Practices.

Documents

Lease Documents

Procedures to be Performed

i.	Confirm the Lease Agreement has not been modified in any way except in accordance with the Customary Servicing Practices
ii.	If confirmed, then Test Pass

Schedule A-15

Representation

16.      No Default. As of the Cutoff Date, the 2022-2 Lease Agreement is not a Liquidated Lease, a Defaulted Lease or a Delinquent Lease and, except as permitted in this paragraph, to the best of the Seller’s and Servicer’s knowledge, no default, breach, violation or event permitting acceleration under its terms has occurred; and to the best of the Seller’s and Servicer’s knowledge, no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event permitting acceleration under its terms has arisen; and GM Financial has not waived, and shall not waive, any of the foregoing.

Documents

data tape

Procedures to be Performed

i.	Confirm the Lease is active as of the Cutoff Date
ii.	Confirm the Lease is not delinquent as of the Cutoff Date
iii.	Confirm there is no evidence of a breach, violation or event permitting acceleration of the terms of the Lease Agreement
iv.	Confirm there is no continuing conditions that has arisen that would lead to a default, breach, violation or even permitting acceleration under the Lease terms
v.	If Steps (i) through (iv) are confirmed, then Test Pass

Schedule A-16

Representation

17.      Vehicle. The related 2022-2 Leased Vehicle is a car, light truck or utility vehicle manufactured by General Motors Company or an Affiliate thereof.

Documents

Lease Documents

Procedures to be Performed

i.	Confirm the Vehicle is a car, light truck or utility vehicle
ii.	Confirm the Vehicle was manufactured by General Motors Company or an Affiliate
iii.	If Steps (i) and (ii) are confirmed, then Test Pass

Schedule A-17

Representation

18.      Chattel Paper. The 2022-2 Lease Agreement constitutes “tangible chattel paper” or “electronic chattel paper” within the meaning of the UCC.

Documents

Lease Documents

Procedures to be Performed

i.	Confirm there is a signature under the appropriate lessee, co-lessee and lessor signature lines within the Lease Agreement
ii.	Confirm the Lease Agreement reports an monetary obligation greater than zero
iii.	Confirm the Title Documents report the Collateral Agent has a security interest in the Lease Agreement
iv.	If Steps (i) through (iii) are confirmed, then Test Pass

Schedule A-18

Representation

19.      Leases in Force. The 2022-2 Lease Agreement is in full force and effect and, to the best of the Seller’s and Servicer’s knowledge, has not been satisfied, subordinated, rescinded, cancelled or terminated.

Documents

Lease Documents

Procedures to be Performed

i.	Confirm there is no evidence within the Lease Documents that the Lease has been subordinated, rescinded, cancelled or terminated
ii.	Confirm there is no evidence within the Lease Documents that the Lease has been satisfied prior to the Cutoff Date
iii.	If Steps (i) and (ii) are confirmed, then Test Pass

Schedule A-19

Representation

20.      Schedule of Leases. The 2022-2 Lease Agreement has been identified in the Schedule of 2022-2 Lease Agreements and 2022-2 Leased Vehicles and such Schedule of 2022-2 Lease Agreements and 2022-2 Leased Vehicles is accurate in all material respects and the 2022-2 Lease Agreement has not been allocated to any other Designated Pool.

Documents

data tape

Procedures to be Performed

i.	Confirm the Lease number reported in the data tape matches the Lease number reported in the Schedule of 2022-2 Lease Agreements and 2022-2 Leased Vehicles
ii.	If confirmed, then Test Pass

Schedule A-20

Representation

21.      Maturity Date. At origination the Maturity Date with respect to the 2022-2 Lease Agreement was not less than twelve (12) months or more than sixty (60) months after the date of origination.

Documents

Lease Documents

Procedures to be Performed

i.	Confirm the Lease Agreement reports the lease term within the allowable range
ii.	If confirmed, then Test Pass

Schedule A-21

Representation

22.      Securitization Value. As of the 2022-2 Cutoff Date, each 2022-2 Lease Agreement had a Securitization Value not less than $5,000.000 and no more than $150,000.00.

Documents

Lease Documents

Procedures to be Performed

i.	Confirm the Lease Agreement reports the Securitization value within the allowable range.
ii.	If confirmed, then Test Pass

Schedule A-22

Representation

23.      One Original. With respect to any 2022-2 Lease Agreement that constitutes “electronic chattel paper” under the UCC, (a) a single electronically authenticated authoritative copy (within the meaning of the UCC) of the 2022-2 Lease Agreement is continuously maintained by the Servicer, and (b) the Servicer is able (1) to transfer the electronically authenticated authoritative copy of the related 2022-2 Lease Agreement to a separate electronic vault at the related econtracting facilitator that is controlled by the applicable Successor Servicer or to an electronic vault at the applicable successor Servicer, or (2) to export the electronically authenticated authoritative copy from the electronic vault and deliver a physical copy of the exported 2022-2 Lease Agreement to the successor Servicer.

Documents

Lease Documents

E-Vault

Procedures to be Performed

i.	If the Lease Agreement constitutes “electronic chattel paper”, confirm it is an electronically authenticated authoritative copy and
ii.	Confirm the authoritative copy of the Lease Agreement was signed by all parties
iii.	If Steps (i) and (ii) are confirmed, then Test Pass

Schedule A-23